EXHIBIT 10.14

AMENDMENT 2 TO EXHIBIT A

GROUPE LIMAGRAIN HOLDING SERVICE AGREEMENT

EXHIBIT A to GROUPE LIMAGRAIN HOLDING SERVICE AGREEMENT dated July 1, 1996, by and between GROUPE LIMAGRAIN HOLDING and LG SEEDS INC., is hereby amended as follows:

For the one-year period beginning on July 1, 1997, LG SEEDS, INC. agrees to pay a fee (the "Annual Fee") of $150,000 USD for services rendered under the Agreement.

All other terms and conditions remain the same.






LG SEEDS, INC.	GROUPE LIMAGRAIN HOLDING

/s/  BRUNO CARETTE                     /s/  ALAIN CATALA

BRUNO CARETTE                          ALAIN CATALA
President and Chief Operating Officer  Chief Executive Officer